UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2013

Era Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 Town & Country Blvd., Suite 200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(281) 606-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Agreement
On January 31, 2013 (the “Distribution Date”), SEACOR Holdings Inc. (“SEACOR”) completed the previously announced distribution of all of the outstanding shares of common stock of its wholly-owned subsidiary, Era Group Inc. (the “Company”), to SEACOR's shareholders of record as at 5:00 p.m. EDT on January 24, 2013 (the “Spin-Off”). In connection with the Spin-Off, the Company entered into the following agreements with SEACOR on the Distribution Date: (i) Distribution Agreement, (ii) Amended and Restated Transition Services Agreement, (iii) Tax Matters Agreement and (iv) Employee Matters Agreement.
A summary of the material provisions of these agreements can be found in the section entitled “Agreements between SEACOR and Era Group Relating to the Separation” in the Company's Information Statement, filed as Exhibit 99.1 to Amendment No. 3 to the Registration Statement on Form 10 filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 14, 2013 (the “Information Statement”), which descriptions are incorporated herein by reference. The summaries are qualified in its entirety by reference to the complete terms and conditions of the Distribution Agreement, Amended and Restated Transition Services Agreement, Tax Matters Agreement and Employee Matters Agreement, each of which is attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 5.01 Change in Control of Registrant

The description of the Spin-Off included in Item 1.01 is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

In connection with the Spin-Off, equity awards previously issued by SEACOR to the Company's named executive officers and Blaine Fogg and Steven Webster, former SEACOR directors and current Company directors, were treated in the manner described in the section titled “The Spin-Off-Treatment of SEACOR Stock Awards” of the Information Statement, which description is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 31, 2013, in connection with the completion of the Spin-Off, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), a description of which is included in the section titled “Description of our Capital Stock” in the Information Statement, which description is incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On January 31, 2013, in connection with the completion of the Spin-Off, the Company's amended and restated Bylaws became effective (as so amended and restated, the "Bylaws"). A description of the Bylaws is included in the section titled “Description of our Capital Stock” in the Information Statement, which description is incorporated herein by reference. A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events

On January 31, 2013, the Company issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Era Group Inc.
3.2	Amended and Restated Bylaws of Era Group Inc.
10.1	Distribution Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
10.2	Amended and Restated Transition Services Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
10.3	Tax Matters Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
10.4	Employee Matters Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
99.1	Press Release, issued January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Era Group Inc.

By: /s/ Christopher S. Bradshaw
Name:     Christopher S. Bradshaw

Title:	Executive Vice President and Chief Financial Officer

Date:  February 1, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Era Group Inc.
3.2	Amended and Restated Bylaws of Era Group Inc.
10.1	Distribution Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
10.2	Amended and Restated Transition Services Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
10.3	Tax Matters Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
10.4	Employee Matters Agreement, dated as of January 31, 2013, by and between SEACOR Holdings Inc. and Era Group Inc.
99.1	Press Release, issued January 31, 2013.